UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2024 (October 1, 2024)

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2024, Mr. Chee Chin Aik (“Mr. Chee”) resigned as our independent director of the Board of Directors (the “Board”), the chairman of the nominating and governance committee and as a member of the audit and compensation committees of the Agape ATP Corporation (the “Company”), effective from October 1, 2024. On October 1, 2024, Dr. Ni Luh Dharma Kerti Natih (Dr. Natih) was appointed as an independent director of the Board to fill the vacancy left by Mr. Chee’s resignation.

Prior to joining the Company, Dr. Natih has more than 20 years of experience in the field of health services. Dr. Natih has been served as a Certified Hospital Accreditation Surveyor at KARS and Ministry of Health of Indonesia from 2000 to present. Prior to joining the Company, Dr. Natih served as a director at the Department of Hospital Planning and Operations of Ngoerah General Hospital (formerly known as RSUP Sanglah Denpasar) in Bali, Indonesia from 2000 to 2023. From 2023 to 2024, Dr. Natih served as a director at the Department of Medical and Nursing Care of RSP Goenawan in Cisarua Bogor, Indonesia. Dr. Natih completed her early University studies at Gadjah Mada University in Yogyakarta, Indonesia in the Faculty of Medicine. She graduated with a Master of Public Health (Health Services Management) from Flinders University in Adelaide, Australia in 2006. Dr. Natih is a Certified Hospital Accreditation Expert at KARS Indonesia and a Certified Hospital Accreditation Surveyor Competence at the Ministry of Health of Indonesia.

Dr. Natih has no family relationships with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Dr. Natih had, or will have, a direct or indirect material interest.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: October 7, 2024	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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